SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

WESTCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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23 Pasteur

Irvine, California 92618

April 5, 2002

Dear Shareholder:

      You are encouraged to join us for Westcorp’s Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, May 2, 2002, at our Corporate Headquarters in Irvine, California. The Board of Directors and management will be reviewing a successful 2001 and presenting strategies for our continued success. You will have the opportunity to express your views and ask questions.

      The business items to be acted on during the meeting are listed in the Notice of Annual Meeting and are described more fully in the Proxy Statement. The Board of Directors has considered the proposals and recommends that you vote FOR them.

      Whether or not you plan to attend, we ask that you read the enclosed materials and complete, sign, date and return the proxy card in the enclosed envelope as soon as possible. Your vote, regardless of the number of shares you own, is important. If you attend the Annual Meeting, you may vote in person if you desire, even if you have previously mailed your proxy card.

      We look forward to seeing you at the meeting. On behalf of our Board of Directors, I want to thank you for your continued support and confidence.

Sincerely,

Ernest S. Rady
Chairman of the Board and
Chief Executive Officer

PROXY STATEMENT
SOLICITATION AND REVOCATION OF PROXIES
VOTING SECURITIES
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2
COMPENSATION OF EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
STOCK PRICE PERFORMANCE GRAPH
SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND NOMINEES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS WHO ARE NOT MANAGEMENT
SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING
ANNUAL REPORT TO SHAREHOLDERS
OTHER MATTERS
ANNUAL REPORT ON FORM 10-K
APPENDIX A

23 Pasteur

Irvine, California 92618

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 2, 2002

To the Shareholders of Westcorp:

      The Annual Meeting of Shareholders of Westcorp, a California corporation, will be held at our Corporate Headquarters, 23 Pasteur, Irvine, California, on Thursday, May 2, 2002, at 10:00 a.m., for the following purposes:

1.	To elect one Class I Director for term expiring in 2003 and three Class II Directors for terms expiring in 2004.

2.	To ratify the appointment of Ernst & Young LLP as the independent public accountants for fiscal year 2002.

3.	To transact such other business as may properly come before the Annual Meeting.

      The Board of Directors has selected March 13, 2002, as the Record Date (the “Record Date”) for the Annual Meeting. Those holders of record of our Common Stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

      All shareholders are requested to complete, date and sign the enclosed proxy card promptly and return it in the accompanying postage prepaid self-addressed envelope, whether or not they expect to attend the Annual Meeting, in order to assure that their shares will be represented.

      Since mail delays occur, it is important that the proxy card be mailed well in advance of the Annual Meeting. Any shareholder given a proxy has the right to revoke it at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or at different addresses, each proxy card should be signed and returned to ensure that all your shares will be properly voted.

By Order of the Board of Directors

Guy Du Bose
Secretary

IMPORTANT

      Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope.

     For banks, brokerage houses and nominee holders, requests for additional copies of our proxy materials should be addressed to Guy Du Bose, Esq., Westcorp, 23 Pasteur, Irvine, California 92618.

23 Pasteur

Irvine, California 92618

PROXY STATEMENT

Approximate date proxy material first sent to shareholders:

April 11, 2002

       This Proxy Statement constitutes the Proxy Statement of Westcorp, in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Shareholders, otherwise known as the Meeting, to be held on May 2, 2002.

Meeting Date and Location

      The Meeting to consider the business described below will be held on May 2, 2002 at 10:00 a.m. at the Corporate Headquarters, 23 Pasteur, Irvine, California 92618.

Purposes

      At the Meeting the shareholders will consider and vote on proposals to (i) elect one Class I Director to serve until 2003 and three Class II Directors to serve until 2004, and (ii) ratify the appointment of Ernst & Young LLP as our independent public accountants for fiscal year 2002 and (iii) to transact such other business as may properly come before the Annual Meeting.

Record Date; Shareholders Entitled to Vote

      The close of business on March 13, 2002, is the Record Date for determination of our shareholders entitled to notice of and to vote at the Meeting. As of the Record Date there were 39,006,565 shares of our Common Stock outstanding, $1.00 par value. No shares of any other class of stock are outstanding.

Vote Required

      Each share of the Common Stock outstanding on the Record Date will be entitled to one vote with respect to approval of the various proposals submitted to the shareholders. Ratification of the appointment of Ernst & Young LLP as our independent public accountants is not required to be submitted for shareholder approval and although shareholder approval is not binding, the Board of Directors has elected to seek ratification by the affirmative vote of a majority of the shares of Common Stock represented and voting at the Meeting.

Market Value of Stock

      As of March 13, 2002, our Common Stock had a market price of $20.60 per share. Our Common Stock is traded on the New York Stock Exchange.

SOLICITATION AND REVOCATION OF PROXIES

      A form of proxy is being furnished by us to each shareholder, and, in each case, is solicited on behalf of the Board of Directors for use at the Meeting for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement. The entire cost of soliciting these proxies will be borne by us.

      Proxies duly executed and returned by shareholders and received by us before the Meeting will be voted FOR the election of one Class I Director and three Class II Directors specified in this proxy, and FOR the ratification of the appointment of Ernst & Young LLP as our independent public accountants for fiscal 2002, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided on the proxy card, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the person designated as proxy will take such actions as he or she, in his or her discretion, may deem advisable. The persons named as proxy and alternate were selected by our Board of Directors. Mr. Rady and Mr. Wolfe are Officers and Directors of Westcorp.

      Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder given a proxy has a right to revoke it at any time by either (a) a later dated proxy, (b) a written revocation sent to and received by our Secretary prior to the Meeting, or (c) attendance at the Meeting and voting in person.

VOTING SECURITIES

      As of the Record Date there were 39,006,565 shares of our Common Stock outstanding. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of the Common Stock is entitled to one vote.

PROPOSAL 1

ELECTION OF DIRECTORS

      At the Annual Meeting, one nominee, Thomas A. Wolfe, is nominated for election as a Class I Director to serve until 2003 and until his successor is elected and qualified. Mr. Wolfe has been a Director since February 27, 2002. There are three nominees, Judith M. Bardwick, James R. Dowlan and Ernest S. Rady, nominated for election as Class II Directors to serve until 2004 and until their successors are elected and qualified. Ms. Bardwick has been a Director since 1994, Mr. Dowlan since 2001 and Mr. Rady since 1982. The person named as proxy and his alternate in the accompanying proxy have advised us of their intention to vote shares covered by proxies received in favor of the election of the nominees named above, each of whom have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unavailable for any reason, the proxy or his alternate in his discretion will vote for substitute nominees of the Board, unless otherwise instructed.

The Board of Directors recommends a FOR vote on Proposal 1.

      The following information is submitted concerning the Directors of Westcorp, including nominees for election, Thomas A. Wolfe, Judith M. Bardwick, James R. Dowlan, and Ernest S. Rady.

		Director
Name of Director	Age	Since	Westcorp

Judith M. Bardwick**	69	1994	Director
Robert T. Barnum*	56	1998	Director
James R. Dowlan**	64	2001	Director
Ernest S. Rady**	64	1982	Chairman of the Board of Directors
Charles E. Scribner*	64	1998	Director
Thomas A. Wolfe*	42	2002	Director

*	Class I Director, to serve until 2003.

**	Class II Director, to serve until 2004.

      The following information is submitted concerning each of the Directors:

      Judith M. Bardwick, Ph.D., has been a Director of Westcorp and Western Financial Bank, otherwise known as the Bank, a subsidiary of Westcorp, since 1994. She has also been a Director of WFS Financial Inc, otherwise known as WFS, a second tier subsidiary of Westcorp, since 2001. Dr. Bardwick is President and founder of Bardwick and Associates, a management consulting firm. In addition to her many academic achievements, Dr. Bardwick has been an active business consultant for more than two decades. Dr. Bardwick earned a B.S. degree from Purdue University and a M.S. from Cornell. She received her Ph.D. from the University of Michigan and subsequently became a Full Professor and Associate Dean of the College of Literature, Science and the Arts at that university. Dr. Bardwick has devoted herself to consulting and business-related research and writing, concentrating on issues relating to improving organizational efficiency and management skills. She has been a clinical Professor of Psychiatry at the University of California at San Diego since 1984 and has worked as a psychological therapist. Her most recent business book, Toward the Eye of the Storm, was published in 2002. She is the author of seven other books; in addition, she has published more than 70 articles on a wide range of topics during her distinguished career.

      Robert T. Barnum has been a Director of the Bank and Westcorp since 1998. He has been a private investor and advisor to several private equity funds for the past three years. From 1989 until the company’s sale in 1997, Mr. Barnum was the CFO, then the COO of American Savings. American Savings was a $20 billion California thrift that was owned by the Robert M. Bass group. Mr. Barnum was a director of National Re until its sale to General Re in 1996 and of Harborside Healthcare until its recapitalization in 1997. He is currently a director of Center Trust Retail Properties (a publicly held REIT); Berkshire Mortgage Finance, a privately held commercial mortgage bank; and Mr. Barnum is also a director and Chairman of the Board of Korea First Bank. Mr. Barnum has been a director of Westcorp and the Bank since 1998.

      James R. Dowlan has been a Director of Westcorp since 2001 and a Director of WFS since 1995. He has also served as Senior Executive Vice President of WFS from 1995 through January 1999. He started as Senior Vice President of the Bank in 1984 and then acted as Executive Vice President of the Bank from 1989 until the Auto Finance Division of the Bank was combined with WFS in 1995. He also served as Chairman of the Board of Western Financial Insurance Agency, Inc., and Chairman of Westhrift Life Insurance Company, subsidiaries of the Bank; and President and CEO of WFS Financial Auto Loans, Inc., and WFS Financial Auto Loans 2, Inc., subsidiaries of WFS. Prior to his association with the Bank, Mr. Dowlan was Vice President, Loan Administration of Union Bank where he held several positions since 1973. He served for several years on the National Advisory Board, American Bankers Association and the Consumer Lending Committee of the California Bankers Association. He is a graduate of the Pacific Coast Banking School, University of Washington.

      Ernest S. Rady has served as Chairman of the Board and Chief Executive Officer of Westcorp since 1982 and as President from 1982 to 1996 and again from 1998 to 1999. He has served as Chairman of the Board of the Bank since 1982 and Chief Executive Officer of the Bank from 1994 to early 1996 and again, from 1998 to present. He has been Chairman of the Board of WFS since 1995 and a director since 1982. Mr. Rady is a principal shareholder, manager and consultant to a group of companies engaged in real estate management and development; property and casualty insurance; oil and gas exploration and development.

      Charles E. Scribner was with Bank of America 34 years, retiring in May 1994. From 1979 to 1983 he was Regional Senior Vice President in charge of the Orange County/ Los Angeles coastal region, responsible for loan deposits and general operations of 150 branches in the region. From 1984 to 1986 he was Senior Vice President and General Manager of the northern Asian operation for Bank of America headquartered in Tokyo, and later became Area Manager of southern Asia for Bank of America from 1986 through 1989. He was in charge of all banking activities in eight countries and was headquartered in Singapore. From 1990 to 1994 he served as Bank of America’s Executive Vice President and General Manager of the Southern California Commercial Banking wholesale activities. Mr. Scribner currently serves on the Board of Western Insurance Holdings, Whittier Institute, the Bank and Westcorp. Except for the noted directorships, Mr. Scribner has been retired since May 1994.

      Thomas A. Wolfe has served as President of Westcorp since February 8, 2002, having previously served as Senior Vice President since March 1999. On February 8, 2002, Mr. Wolfe was elected Chief Executive Officer of WFS having previously served as President and Chief Operating Officer, since March 1999. Mr. Wolfe has been a Director of Westcorp and WFS since February 27, 2002. Mr. Wolfe has served as Vice Chairman and Director of the Bank since March 1, 2002. Mr. Wolfe began his career with WFS as Executive Vice President and National Production Manager in April 1998. Prior to joining WFS, he held the position of National Production Manager at Key Auto Finance, where he oversaw the production of the indirect auto finance business which included prime, sub-prime, leasing and commercial lending. Mr. Wolfe has been in the auto finance and consumer credit industry since 1982. He previously held positions with Citibank and General Motors Acceptance Corporation. He graduated from Oregon State University in 1981 with a degree in finance.

Committees of the Board

      We have a standing Audit Committee composed of independent directors Robert T. Barnum (Chairman), Judith M. Bardwick and Charles E. Scribner. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the Report of the Audit Committee, and the Audit Committee Charter. A copy of the written Audit Committee Charter pursuant to which the Audit Committee conducts its functions is attached to this proxy as Appendix A, starting on page A-1. Each of the members of the Audit Committee are independent, as that term is defined by Section 303.01(B)(2)(a) and (3) of the rules of the NYSE.

      We have a standing Compensation Committee whose current members are Charles E. Scribner (Chairman), Robert T. Barnum and James R. Dowlan. The Compensation Committee reviews and approves recommendations for annual salaries of employees, otherwise known as associates, paid by us and reviews and sets the levels of compensation of senior management, as well as establishing policies applicable to, performance related to, and basis for compensation. The Compensation Committee held one meeting during 2001.

      The Executive Committee has the powers of the Board of Directors except as precluded by law and by our bylaws. The Executive Committee is comprised of Messrs. Barnum, Rady and Scribner. While the Executive Committee did not meet formally during 2001, they discussed business matters on an as needed basis by telephone throughout the year.

Meetings of the Board

      Our Board of Directors held a total of five meetings during 2001. All directors have attended at least 75% of the meetings of the Board of Directors.

Compensation of Directors

      Each director who is not also an associate of Westcorp or any of its subsidiaries received $4,500 per quarterly Board meeting prior to May 2, 2001, $5,000 for every subsequent quarterly Board meeting, $2,250 for non-quarterly Board meetings attended, and $1,000 for each committee meeting which is not held in conjunction with a Board meeting. Directors who are also associates of Westcorp or any of its subsidiaries are not compensated for their services as directors. Directors who attend a Westcorp and WFS Board meeting on the same day are compensated for only one of the two meetings.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      Upon recommendation of the Audit Committee, the international accounting firm of Ernst & Young LLP, certified public accountants, serves Westcorp and its subsidiaries as auditors at the direction of our Board of Directors. This matter is not required to be submitted for shareholder approval, and although shareholder approval is not binding, the Board of Directors has elected to seek ratification of the appointment of Ernst & Young LLP by the affirmative vote of a majority of the shares represented and voted at the Meeting. Consolidated fees paid to independent auditors for the last fiscal year were: annual audit $245,000; audit related services $725,522; all other nonaudit services $71,216; and financial information systems design and implementation fees: none.

      One or more representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

The Board of Directors recommends a FOR vote on Proposal 2.

Executive Officers Who Are Not Directors

      The following information is provided with respect to executive officers who are not directors. These officers providing services to Westcorp are employed by related companies, and provide those services at fair market value to us, while also serving as officers of Westcorp.

			Officer
Name	Position	Age	Since*

Richard G. Banes	Vice President, Director of Audit Services	44	1999
Guy Du Bose	Vice President, General Counsel and Secretary	47	1992
Donna J. Lesch	Senior Vice President, Director of Human Performance	42	1998
Dawn M. Martin	Senior Vice President, Chief Information Officer	42	1997
Cathy Mungon	Senior Vice President, Director of Operations of WFS	51	1985
Mark Olson	Vice President, Controller	38	1994
J. Keith Palmer	Vice President, Treasurer	41	1993
James E. Tecca	President of the Bank	58	1996
Ronald J. Terry	Senior Vice President, Chief Credit Officer of WFS	35	2000
Lee A. Whatcott	Executive Vice President, Chief Financial Officer	42	1988

*	Officer of Westcorp, WFS or the Bank

      The following is a brief account of the business experience of each executive officer who is not a director.

      Richard G. Banes joined us in May 1999 and serves as our Vice President, Director of Audit Services; Senior Vice President, Director of Audit Services of the Bank and WFS. Mr. Banes received his B.S. degree in Accounting from Arizona State University. He is a licensed Certified Public Accountant in the State of California and is a member of the American Institute of Certified Public Accountants and the Institute of Internal Auditors. Prior to joining us, Mr. Banes was the Director of Management Audit from 1996 to 1999 for Avco Financial Services, a worldwide sub-prime consumer finance and auto lending company. From 1993 to 1996 he was Audit Director for First Interstate Bank, a major U.S. bank that was acquired in 1996 by Wells Fargo Bank. Prior to First Interstate, Mr. Banes was a financial services audit professional at Ernst & Young LLP.

      Guy Du Bose serves as Vice President, General Counsel and Secretary for Westcorp, and Senior Vice President, General Counsel and Secretary of WFS and the Bank, all since 1999. He started as Vice President and Legal Counsel of the Bank in November 1992. He became Senior Vice President of the Bank in 1997 and General Counsel and Secretary of the Bank in 1999. Prior to his association with us, Mr. Du Bose was Chief Operating Officer and General Counsel of Guardian Federal Savings, Senior Vice President and General Counsel of Mercury Federal Savings and Loan Association, and Corporate Counsel of Southern California Savings. Mr. Du Bose is an active member of the California State Bar Association and a member of various professional associations.

      Donna J. Lesch serves as our Senior Vice President and Director of Human Performance. She also serves as Executive Vice President and Director of Human Performance for WFS and the Bank. The Human Performance team is responsible for payroll, compensation and benefit programs, associate relations, career development programs, the development and delivery of training, and documentation/forms. Ms. Lesch has over 20 years experience in the training, management and organizational development arena. In 1995 she joined WFS. Previous to joining WFS, from 1990 to 1995, she managed training functions at American Savings Bank and before that at Executrain. She graduated from the University of Washington with a B.A. in Psychology/ Education.

      Dawn M. Martin has been our Senior Vice President and Chief Information Officer since 1999. She is also Executive Vice President and Chief Information Officer of WFS and the Bank. Ms. Martin joined the Bank’s subsidiary, WFS, in April 1997 as Senior Vice President, Manager of Network Computing. Prior to joining us, Ms. Martin was Senior Vice President and System Integration Officer at American Savings Bank where she was employed from 1984 to 1997. Ms. Martin has more than 21 years of experience in Information Technology within the financial services industry.

      Cathy Mungon has been Senior Vice President and Director of Operations for our subsidiary, WFS, since 1999. Ms. Mungon’s career with the Bank began in 1981 when she became a member of the Systems/ Training Department. She was promoted to Assistant Vice President of the Bank in 1985. In 1992 she was promoted to Vice President of Systems/ Training and Operations. In 1995 she transferred to WFS as Vice President of Business Systems Support and Operations. Prior to joining us, Ms. Mungon was a training manager for Morris Plan and, previous to Morris Plan, Nationwide Finance. Ms. Mungon has 29 years of consumer finance experience.

      Mark Olson has served as our Controller since 1995 and as Vice President since 1997. He also serves as Senior Vice President and Controller of the Bank and WFS. He joined the Bank in 1991 as Accounting Systems Director. Prior to joining the Bank, Mr. Olson was employed by what is now known as Ernst & Young LLP. Mr. Olson is a licensed Certified Public Accountant in California and is a member of the American Institute of Certified Public Accountants.

      J. Keith Palmer is Vice President and Treasurer of Westcorp and Senior Vice President and Treasurer of the Bank. He has also served as Senior Vice President and Treasurer of WFS since 1995. Prior to joining the Bank in 1993, Mr. Palmer served as a Capital Markets Examiner with the Office of Thrift Supervision from 1991 to 1993. From 1986 to 1991, Mr. Palmer served in various capacities with the Office of Thrift Supervision. Mr. Palmer has worked in the banking industry for 16 years.

      James E. Tecca is President of the Bank, serving since March 1999, after serving as Executive Vice President since April 1996 in charge of the Commercial Banking Group. Mr. Tecca has over 31 years of banking experience in California, specializing in corporate and retail banking. Prior to joining the Bank, he was Senior Vice President with Bank of America for 20 years. In addition, Mr. Tecca was Chief Operating Officer with Bay View Federal Bank in San Francisco and President and Chief Executive Officer of Girard Savings Bank in San Diego.

      Ronald J. Terry is Senior Vice President and Chief Credit Officer of Westcorp’s subsidiary, WFS. He joined WFS in November 2000 with over 10 years of experience in financial services consulting, scorecard development and automotive risk management. Prior to WFS, Mr. Terry worked for Equifax, from 1999 to 2000, as an Automotive Finance Consultant developing marketing and risk management strategies. Mr. Terry was Credit Risk Manager at Mitsubishi Motors Credit of America from 1997 to 1999 and, previous to Mitsubishi, Mr. Terry was with Experian for six years managing the development of generic and custom scorecards. He received his bachelor’s degree in Construction Engineering and Management and his master’s degree in Finance from Purdue University.

      Lee A. Whatcott has served as Executive Vice President since 1999 and as Chief Financial Officer since 1995. He also serves as Senior Executive Vice President and Chief Financial Officer of the Bank and WFS. Mr. Whatcott joined the Bank in 1988 and was named Vice President and Controller in 1992, Senior Vice President in 1995, Executive Vice President in 1996 and Senior Executive Vice President in 1999. Prior to joining the Bank, he was employed by what is now known as Ernst & Young LLP, an international accounting firm. He is licensed as a Certified Public Accountant in the State of California and is a member of the American Institute of Certified Public Accountants.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table discloses compensation received for the three fiscal years ended December 31, 2001, by our Chairman of the Board and Chief Executive Officer, and the next four most highly compensated executive officers in 2001 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

					Long-Term Compensation

					Westcorp	WFS
		Annual Compensation(1)			Stock	Stock
					Options	Options	Awards	All Other
Name and Principal Position	Year	Salary	Bonus(2)	Other(3)	(Shares)	(Shares)	(Shares)	Compensation(4)

Ernest S. Rady	2001	$320,840	$175,000	0	40,000	0	0	$179,456	(5)
Chairman of the Board	2000	$300,000	242,500	0	40,000	0	0	77,408
of Directors and Chief	1999	275,000	250,000	77,361	30,000	0	0	60,765
Executive Officer of Westcorp and the Bank. Chairman of the Board of WFS
Joy Schaefer	2001	379,172	175,000	0	30,000	0	0	110,642	(6)
Chief Operating Officer and	2000	344,160	242,500	0	30,000	0	0	57,754
Senior Executive Vice	1999	315,000	225,000	20,684	25,000	0	0	46,454
President of the Bank; Chief Executive Officer and a Vice Chairman of the Board of WFS(10)
Thomas A. Wolfe	2001	341,660	210,000	76,850	25,000	0	0	24,978	(7)
President of Westcorp,	2000	295,020	225,000	0	25,000	0	0	32,592
President and Chief	1999	256,727	195,000	4,256	20,000	0	0	36,207
Executive Officer of WFS and Vice Chairman of the Bank
Lee A. Whatcott	2001	295,000	122,000	0	20,000	0	0	85,947	(8)
Executive Vice	2000	263,333	125,000	0	20,000	0	0	42,955
President and Chief Financial	1999	225,000	115,000	28,135	12,000	0	0	38,515
Officer of Westcorp. Senior Executive Vice President and Chief Financial Officer of WFS and the Bank
Dawn Martin	2001	220,833	62,000	0	12,000	0	0	31,808	(9)
Senior Vice President	2000	194,167	70,000	0	10,000	0	0	17,052
and Chief Information	1999	161,833	55,000	0	5,000	0	0	17,370
Officer of Westcorp. Executive Vice President and Chief Information Officer for WFS and the Bank

(1)	The compensation for Ernest Rady was paid by Westcorp. The compensation of Joy Schaefer, Thomas Wolfe, Lee Whatcott and Dawn Martin was paid by WFS. Compensation for officers that are officers of more than one company are allocated as part of a management agreement based upon time spent.

(2)	1999 and 2000 bonus is restated for comparison using bonus earned in the year indicated and payable the following year.

(3)	Includes the spread between market price and exercise price on Westcorp or WFS options exercised.

(4)	Includes above market preferential interest accrued on salary deferral by executive under deferred compensation plans, plus Westcorp contributions to EDP IV in 1999, and EDP V in 2000 (described below), 401K and ESOP. Westcorp funded $6,499,286 in ESOP contributions for 2001 and a $2,303,836 401K Salary Savings matching contribution for 2001 which benefits other associates in addition to those named in the Table. The Plan is described below.

(5)	Includes $179,456 employer contribution to 401K/ ESOP Plan.

(6)	Includes $68,851 in accrued above-market earnings on deferred compensation and $41,791 employer contribution to 401K/ ESOP Plan.

(7)	Includes $13,178 in accrued above-market earnings on deferred compensation and $11,800 employer contribution to 401K/ ESOP Plan.

(8)	Includes $42,461 in accrued above-market earnings on deferred compensation and $43,486 employer contribution to 401K/ ESOP Plan.

(9)	Includes $17,748 in accrued above-market earnings on deferred compensation and $14,060 employer contribution to 401K/ ESOP Plan.

(10)	Ms. Schaefer resigned from Westcorp, the Bank and WFS on February 7, 2002.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides information on our option grants to the Named Executive Officers in fiscal year 2001. There were no WFS option grants in fiscal year 2001.

					Potential Realized
					Value at Assumed
		Percentage of			Annual Rates of
		Total Options	Exercise or		Stock Appreciation
	Westcorp	Granted to	Base Price		for Option Term
	Options	Associates in	(per share)	Expiration
Name	Granted(1)	Fiscal 2001	($)	Date	5%($)	10%($)

Ernest S. Rady	40,000	9%	17.32	02/22/08	282,039	657,271
Joy Schaefer	30,000	7%	17.32	02/22/08	211,529	492,953
Thomas A. Wolfe	25,000	6%	17.32	02/22/08	176,274	410,795
Lee A. Whatcott	20,000	5%	17.32	02/22/08	141,020	328,636
Dawn Martin	12,000	3%	17.32	02/22/08	84,612	197,181

(1)	Options were each granted at the market price of the stock at the date of the grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

      The following table provides information on aggregated option exercises in the last fiscal year and fiscal year-end option values in 2001 for the Named Executive Officers.

Value of
					Number of		Unexercised
					Unexercised		In-the-Money
	Number of Westcorp				Westcorp(“W”)		Westcorp(“W”)
	Shares Acquired on				Options/WFS		Options/WFS
	Exercise (“W”)				(“WF”) Options		(“WF”) Options
	Number of WFS		Value		at 12/31/01(#)		at 12/31/01($)
	Shares Acquired on		Realized		Exercisable(“E”)/		Exercisable(“E”)/
Name	Exercise (“WF”)		($)(1)		Unexercisable(“U”)		Unexercisable(“U”)

Ernest S. Rady	0(W	)	0(W	)	64,992 E(W	)	386,951 E(W	)
	0(W	F)	0(W	F)	93,427 U(W	)	357,752 U(W	)
					21,198 E(W	F)	361,903 E(W	F)
					0 U(W	F)	0 U(W	F)
Joy Schaefer	0(W	)	0(W	)	38,617 E(W	)	228,655 E(W	)
	0(W	F)	0(W	F)	67,528 U(W	)	252,795 U(W	)
					35,636 E(W	F)	608,396 E(W	F)
					0 U(W	F)	0 U(W	F)
Lee A. Whatcott	0(W	)	0(W	)	25,772 E(W	)	152,766 E(W	)
	0(W	F)	0(W	F)	41,000 U(W	)	144,300 U(W	)
					5,870 E(W	F)	100,216 E(W	F)
					0 U(W	F)	0 U(W	F)
Thomas A. Wolfe	0(W	)	0(W	)	15,217 E(W	)	88,276 E(W	)
	4,000(W	F)	76,850(W	F)	54,783 U(W	)	200,974 U(W	)
					7,525 E(W	F)	128,471 E(W	F)
					3,942 U(W	F)	67,300 U(W	F)
Dawn Martin	0(W	)	0(W	)	5,000 E(W	)	28,550 E(W	)
	0(W	F)	0(W	F)	22,000 U(W	)	71,850 U(W	)
					0 E(W	F)	0 E(W	F)
					0 U(W	F)	0 U(W	F)

(1)	Value of exercise of options based on the closing price on the New York Stock Exchange of Westcorp Common Stock on December 31, 2001 ($18.67) and the closing price on Nasdaq National Market® of WFS Common Stock on December 31, 2001 ($24.01).

LONG TERM INCENTIVE PLANS — AWARDS IN LAST FISCAL YEAR

			Estimated Future Payouts Under Non-Stock
	Number of	Performance Or	Price Based Plans
	Shares, Units	Other Period
	Or Other Rights	Until Maturation	Threshold	Target	Maximum
Name	(#)	Or Payout	($ Or #)	($ Or #)	($ Or #)

Ernest S. Rady
Thomas Wolfe		(1)	(2)	(3)	(3)
Lee A. Whatcott		(1)	(2)	(4)	(4)
Dawn Martin		(1)	(2)	(5)	(5)

(1)	The Named Executive Officer entered into an incentive agreement with us during the year ended December 31, 2000 pursuant to which the executive officer will be entitled to receive the fixed incentive bonus specified in the officer’s incentive agreement, provided that (a) our tangible net book value per common share as of December 31, 2004 equals or exceeds $28.08, as adjusted at our sole discretion, and (b) the executive officer remains continuously employed by us or our subsidiaries through April 30, 2005. Pursuant to the terms of the incentive agreement, a partial payment of the incentive bonus is to be made if we terminate the executive officer’s employment for reasons other than for cause after April 30, 2003. No incentive bonus will be paid, in whole or in part, if employment is terminated for cause at any time prior to April 30, 2005 or if the executive officer resigns, retires, dies or becomes disabled for more than six months. A reduced incentive bonus will be paid if the executive officer accumulates approved medical leave(s) of absence totaling less than six months. In any event, no incentive bonus will be paid under the incentive agreement until April 30, 2005.

(2)	The executive officer will receive no incentive bonus unless the conditions set forth in Note 1 are met. The minimum amount payable to the executive officer will be a pro rated amount based upon the number of months elapsed from January 1, 2000 to the date of termination, divided by 64, if we meet the tangible net book value per common share target and the executive officer is terminated other than for cause after April 30, 2003.

(3)	Assuming the conditions set forth in Note 1 are met by us and the executive officer, the amount payable on April 30, 2005 will be $1 million.

(4)	Assuming the conditions set forth in Note 1 are met by us and the executive officer, the amount payable on April 30, 2005 will be $405,000.

(5)	Assuming the conditions set forth in Note 1 are met by us and the executive officer, the amount payable on April 30, 2005 will be $300,000.

Employment Contracts and Change in Control Arrangements

      Of the executive officers named in the Summary Compensation Table, only Mr. Whatcott is subject to a written employment agreement. Mr. Whatcott’s employment agreement is with both Westcorp and WFS and was executed as of February 27, 1998. This agreement establishes an initial base salary subject to annual review and provides to Mr. Whatcott the same basic benefits otherwise offered to those executive officers with which no written employment agreement exists. This employment agreement also provides that if, as a result of or following a change of control, Mr. Whatcott is terminated other than for cause or is required to relocate to another geographical area, he will be entitled to two years compensation, based upon the average of his salary and bonus for the three calendar years preceding the triggering event. This employment agreement may be terminated by the employer at any time for cause.

Certain Benefits

Executive Deferral Plan V

      The Executive Deferral Plan (EDP V) is designed for a select group of management or highly compensated associates of Westcorp and its subsidiaries as determined by the Board of Directors. The EDP V Plan is designed to allow participants to defer a portion of their compensation on a pre-tax basis, and earn tax-deferred interest on these deferrals. A participant in the EDP V Plan may elect to defer a portion of their compensation from a minimum of $2,000 a year to a maximum of 50% of their annual base salary and 100% of any bonus, commission, and incentive. The Plan also provides for an employer match, at the discretion of the Board of Directors. EDP V provides a Trust for the security and protection of participant account balances, except in the case of corporate bankruptcy. In addition, EDP V contains a “change of control” provision, whereby in the event of a termination of employment within 24 months after a change in control, the termination is treated as a retirement and retirement distribution elections will then govern the distribution.

The Long Term Incentive Plan

      The Long Term Incentive Plan, also known as the LTIP, covers certain key executive officers in which such officers will be entitled to receive a fixed incentive amount provided that our tangible net book value per common share as of December 31, 2004 equals or exceeds $28.08, as adjusted at our sole discretion, and the executive officer remains continuously employed by us or our subsidiaries through April 30, 2005. We expensed $0.9 million in 2001 and 2000 related to the LTIP.

Stock Option Plans

      1991 Stock Option Plan. The Westcorp 1991 Stock Option Plan, also known as the 1991 Plan, was adopted by the Board of Directors in April, 1991, approved by our shareholders in May, 1991, and amended with the approval of our shareholders in May, 2000. Our associates and directors and the associates and directors of our subsidiaries were eligible to participate under the 1991 Plan until April 15, 2001, its expiration date. Our Compensation Committee administers the 1991 Plan. Those who received Westcorp options prior to the April 15, 2001 expiration date are still subject to the 1991 Plan and may continue to exercise the remaining shares that are outstanding and exercisable, however, any and all shares reserved for the 1991 Plan are no longer available for future grants. As such, no further grants will be made under the expired 1991 Plan.

      2001 Stock Option Plan. In May 2001, Westcorp adopted the 2001 Westcorp Stock Option Plan, also known as the 2001 Plan, an incentive stock option plan for certain associates and directors of Westcorp, and associates and directors of its subsidiaries, who are eligible to participate under the 2001 Plan. The 2001 Plan replaced the 1991 Plan that expired on April 15, 2001.

      Under the 2001 Plan, we reserved a total of 3,000,000 shares of common stock for future issuance. As of December 31, 2001, a total of 2,973,000 shares were available for future grants. The options may be exercised within seven years after the date of the grant.

      Options granted under the 1991 Plan and under the 2001 Plan may be either “incentive stock options” or non-qualified options within the meaning of the Internal Revenue Code (the “Code”). However, only non-qualified options may be granted to directors who are not also associates. The term of the options may not exceed 10 years from the date of grant under the 1991 Plan and 7 years from the date of the grant under the 2001 Plan. However, optionees who own, prior to a grant, directly or indirectly, 10.0% or more of our outstanding Common Stock, may not be granted “incentive stock options” with a term greater than 5 years. Options may be terminated earlier, however, in the event of the death or disability of the optionee or the optionee ceasing to perform services for Westcorp or our subsidiaries as provided in the 1991 and 2001 Plans. The options are also subject to all of the other terms and conditions of the written stock option agreement between the optionee and us. In 2001, a total of 391,250 options were granted under the 1991 Plan and 27,000 options were granted under the 2001 Plan.

      In the aggregate, 3,000,000 shares of our Common Stock may be the subject of options granted under the 2001 Plan. However, the number of shares subject to options granted under that Plan (and the exercise prices for the options) are subject to adjustment in the event of any change in our outstanding shares as a result of stock dividends, stock splits or conversions of shares. If any option expires or terminates without having been exercised in full, the unpurchased shares become available again for purposes of future incentive and non-qualified stock options to be granted under the 2001 Plan prior to its expiration date.

      WFS Stock Option Plan. In 1996, WFS adopted the WFS 1996 Stock Option Plan, also known as the WFS Plan. In the aggregate, 550,000 shares of Common Stock were the subject of options which may be granted pursuant to the WFS Plan. In 1997, the WFS Plan was amended to increase the number of WFS shares subject to the plan to 1,100,000. Certain options granted under the WFS Plan are intended to qualify as “incentive stock options” within the meaning of the Code with other options to be non-qualified options. Options may be granted under the plan to associates and directors. Options may be granted under the WFS Plan to any WFS optionee who, in the opinion of the Compensation Committee, is or gives promise of becoming of exceptional importance to WFS because of experience and ability. The Compensation Committee has the discretion to determine the amounts and times of exercise of options. In 2001, there were no options granted under the WFS Plan.

Westcorp Employee Stock Ownership and Salary Savings Plan

      Westcorp Employee Stock Ownership Plan (ESOP). The ESOP is a stock savings plan designed for all eligible associates. The ESOP was designed to provide our associates and associates of our subsidiaries with stock ownership in Westcorp to assist in attracting and retaining qualified associates. The entirety of the ESOP funding is made up of contributions by Westcorp. Each year we may, in our discretion, make an ESOP contribution to the Plan. The contribution is designated specifically for each eligible associate and contributions are allocated to the associate’s account based upon years of service and compensation. We funded $6,499,286 in ESOP contributions for 2001.

      Westcorp Salary Savings Plan (401K). The 401K Plan is a voluntary tax-deferred associate retirement savings plan in which our associates and associates of our subsidiaries may contribute between 1% and 14% of their pre-tax earnings, subject to annual limits. Under the 401K Plan, we will match 100% of the first $500 contributed to the 401K Plan and then 50% of the associate’s contribution up to a maximum of 6% of their annual compensation. Contributions are invested according to the associate’s diverse fund choices, which include a variety of fund options including Westcorp stock. The associate has the ability to reallocate current balances and prospective contributions according to his or her choices of fund options. We funded a $2,303,836 401K Salary Savings matching contribution for 2001.

REPORT OF THE COMPENSATION COMMITTEE

      We apply a consistent philosophy to compensation for all associates, including senior management. This philosophy is based on the premise that our achievements result from the coordinated efforts of all individuals working toward common objectives. Each member of the Compensation Committee is a non-associate director. The members of our Compensation Committee are the same as the members of the Bank’s Compensation Committee. Accordingly, the Compensation Committee generally sits and deliberates concurrently as the committee for us and the Bank and considers the performance of both companies and their subsidiaries as a whole in making its compensation determinations.

Compensation Philosophy

      Under the supervision of the Compensation Committee of the Board of Directors, we have developed and implemented compensation policies, plans and programs which seek to enhance our profitability, and thus shareholder value, by aligning closely the financial interests of our senior managers with those of our shareholders. The Compensation Committee endorses the belief that stock ownership by management and the granting of stock options to senior executives and key associates furthers that goal and fosters decision-making by our key associates with our long-term safety and soundness in mind.

      The compensation plans and programs are structured to integrate pay with our annual and long-term performance goals. The plans and programs are designed to recognize initiative and achievement and to assist us in attracting and retaining qualified executives. In furtherance of these goals, annual base salaries are generally set at competitive levels so that we rely to a large degree on annual incentive compensation to attract and retain corporate officers and other key associates with outstanding abilities and to motivate them to perform to the full extent of their abilities. For the longer term, incentive stock options are awarded by us, the stock of which is publicly traded. Incentive compensation is variable and closely tied to corporate, business unit and individual performance in a manner that encourages a sharp and continuing focus on building profitability and shareholder value. As a result of the increased emphasis on tying executive compensation to corporate performance, in any particular year the total compensation of our executives may be more or less than the executives of our competitors, depending upon our or the individual business unit’s performance.

      In evaluating the performance and setting the incentive compensation of the Chief Executive Officer and other senior executives, the Compensation Committee takes into account their consistent commitment to our long-term success through conservative management of certain business units and aggressive management of other business units as dictated by existing and anticipated market conditions. Certainly the Compensation Committee expects and rewards recognition by the Chief Executive Officer and senior executives of both adverse and advantageous market conditions for each of Westcorp’s major businesses.

      At the beginning of each year, performance goals to determine annual incentive compensation are established for each business unit and for each executive. Financial goals include overall profitability, loan volume growth, operating earnings, loan delinquency levels, return on equity, return on assets, Community Reinvestment Act results, cost controls and productivity. The most weight is given to profitability as it relates to established goals. Management goals were established at the beginning of 2001 for those executives and managers who do not manage production units with direct financial goals. These goals are tied to the strategic goals of the organization and its overall profitability.

Compensation of Chief Executive Officer

      In determining the Chief Executive Officer’s compensation for 2001, the Compensation Committee discussed and considered all of the factors discussed above. The Compensation Committee also considered the factors stated above in arriving at the award of 2001 bonus compensation for Mr. Ernest Rady as shown in the Summary Compensation table. The bonus compensation for 2001 reflects the achievement of management objectives, including improved financial performance, efficiencies and productivity.

      The Committee established 2002 management objectives for the CEO.

Stock Option Grants

      Westcorp uses stock options as long-term incentives and expects that it will continue to use this compensation alternative in the future. In 1991, Westcorp adopted, and the shareholders approved, the 1991 Plan that made 3,150,000 shares of common stock of Westcorp available for such purposes. The 1991 Plan expired April 15, 2001, and at Westcorp’s May 3, 2001 Annual Meeting shareholders approved and adopted a new ten year 2001 Plan which has replaced the 1991 Plan. The Westcorp Compensation Committee grants incentive stock options to associates of Westcorp and its subsidiaries and views such grants less as compensation and more as an incentive mechanism.

Other Compensation Plans

      Other compensation benefits have from time to time been established for the benefit of our senior executives and other managers and officers and those of our subsidiaries, each of which is discussed in the above materials. The results of these compensation plans on the most highly compensated executives are reflected in the Compensation Table and in the Long Term Incentive Plans Table.

Policy Regarding Compliance with I.R.C. Sec. 162(m)

      Section 162(m) of the Internal Revenue Code, as enacted by the Omnibus Budget Reconciliation Act of 1993, provides in general that, beginning in 1994, compensation paid to certain Executives of publicly held corporations will not be deductible for federal income tax purposes to the extent it exceeds $1,000,000 per year unless certain conditions are met. It is the present policy of the Compensation Committee that individual compensation shall not exceed the deductibility requirements of Internal Revenue Code, Section 162(m) and Westcorp intends to take the necessary steps to comply, but also reserves the right to enter into incentive and other compensation arrangements that do not so comply when it determines that the benefits to us outweigh the cost of the possible loss of federal income tax deductions.

COMPENSATION COMMITTEE

Charles E. Scribner, Chairman
Judith M. Bardwick
Robert T. Barnum

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors independence from management and us including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors’ independence.

      The Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Committee held five meetings during fiscal year 2001.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of our independent auditors.

      The Committee developed the Audit Committee Charter outlining the responsibilities of the Committee as shown in Appendix A.

AUDIT COMMITTEE

Robert R. Barnum (Chairman)
Judith M. Bardwick
Charles E. Scribner

STOCK PRICE PERFORMANCE GRAPH

      Set forth below is a line graph depicting the yearly percentage change in the cumulative total shareholder return on our Common Stock against the cumulative total return of the S & P 500 Index and SIC Code 6035—Federal Savings Institutions Index for the period of five fiscal years commencing January 1, 1996, and ending December 31, 2001.

      The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Westcorp specifically incorporated this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG WESTCORP,
S&P 500 INDEX AND SIC CODE INDEX

	Westcorp	SIC CODE INDEX	S&P 500 INDEX

1996	100.00	100.00	100.00
1997	78.88	169.52	133.36
1998	33.11	144.03	171.47
1999	70.48	122.55	207.56
2000	74.61	189.91	188.66
2001	95.08	206.68	166.24

ASSUMES $100 INVESTED ON JAN. 01, 1996

ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2001

SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND NOMINEES

      The following table sets forth, as of December 31, 2001, certain security ownership information as to (a) the person who is beneficial owner of more than 5% of the outstanding shares of the Common Stock, (b) each Director and nominee, (c) each of the Named Executive Officers and (d) all Officers and Directors of Westcorp as a group. Management knows of no person, other than the person set forth below, who owns more than 5% of the outstanding shares of Common Stock.

	Shares of Common
	Stock of Westcorp
	Beneficially Owned as of		Percent of
Name	December 31, 2001		Class(1)

Judith M. Bardwick	5,713	(2)	—(3)
Robert T. Barnum	22,787	(4)	—(3)
James R. Dowlan	12,799		—(3)
Dawn Martin	16,777	(5)	—(3)
Ernest S. Rady	24,504,713	(6)	68.444	2%
Joy Schaefer	72,695	(7)	—(3)
Charles E. Scribner	171,053	(8)	—(3)
Lee A. Whatcott	59,894	(9)	—(3)
Thomas A. Wolfe	34,579	(10)	—(3)
Directors and Officers as a Group (20 persons)	25,059,757		69.994	5%

(1)	The percentages are calculated on the basis of the number of shares outstanding, plus the number of shares which such person or group has a present right to acquire pursuant to the exercise of stock options within 60 days of December 31, 2001. All shares are Common Stock.

(2)	Consists of beneficial ownership of 5,713 shares which may be acquired within 60 days of December 31, 2001, pursuant to stock options awarded under Stock Option Plans.

(3)	Less than 5%.

(4)	Includes beneficial ownership of 2,250 shares which may be acquired within 60 days of December 31, 2001, pursuant to stock options awarded under Stock Option Plans.

(5)	Consists of beneficial ownership of 13,554 shares which may be acquired within 60 days of December 31, 2001, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 2001.

(6)	Includes beneficial ownership of 84,992 shares which may be acquired within 60 days of December 31, 2001, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 2001. Mr. Rady disclaims beneficial ownership of 49,374 shares owned by the DHM Trust #2.

(7)	Includes beneficial ownership of 52,164 shares which may be acquired within 60 days of December 31, 2001, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 2001.

(8)	Includes beneficial ownership of 3,000 shares which may be acquired within 60 days of December 31, 2001, pursuant to stock options awarded under Stock Option Plans.

(9)	Includes beneficial ownership of 35,772 shares which may be acquired within 60 days of December 31, 2001, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 2001.

(10)	Includes beneficial ownership of 26,685 shares which may be acquired within 60 days of December 31, 2001, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by regulations of the Securities and Exchange commission to furnish us copies of all Section 16(a) forms they file.

      Based solely on our review of copies of such reports furnished to us or written representations that no other reports were required, we believe that, during the 2001 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except:

James R. Dowlan, Director —	Form 4 for June 2001 with one transaction
Form 4 for July 2001 with two transactions

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

WHO ARE NOT MANAGEMENT

      To our knowledge, except as set forth below and except for Mr. Rady, no person beneficially owns more than five percent of the outstanding shares of our Common Stock. The following table presents information as of December 31, 2001 derived from Schedules 13G filed with the Securities and Exchange Commission by persons, other than members of management of Westcorp and its subsidiaries, who beneficially own more than five percent of Westcorp Common Stock:

	Number of Shares
	and Nature of	Percent of
Name and Address of Beneficial Owner	Beneficial Ownership(1)	Class

Dimensional Fund Advisors Inc.	2,051,904(2)	5.76%
1299 Ocean Avenue 11th Floor Santa Monica, CA 90401

(1)	Each beneficial owner listed in the table certified in its Schedule 13G that, to the best of its knowledge and belief, the Westcorp Common Stock beneficially owned by it was acquired in the ordinary course of business and not for the purpose of changing or influencing control of the company.

(2)	Dimensional Fund Advisors Inc. filed an amendment to its Statement of Beneficial Ownership on Schedule 13G on February 12, 2002, reporting beneficial ownership of 2,051,904 shares, over which it exercises sole voting and dispositive power. Dimensional Fund Advisors is deemed to be the beneficial owner of these shares as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940 and to various investment trusts and accounts. Dimensional Fund Advisors disclaims beneficial ownership of all 2,051,904 shares.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

      Shareholders who wish to present proposals for action at the 2003 Annual Meeting should submit their proposals in writing and in conformance with the bylaws to our Secretary at the address set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no fewer than 30 days, nor more than 60 days, prior to the date of the scheduled Annual Meeting for inclusion in next year’s Proxy Statement and proxy card. The scheduled date of the Annual Meeting may be obtained from the Secretary after January 1, 2003.

ANNUAL REPORT TO SHAREHOLDERS

      Our Annual Report to Shareholders for the year ended December 31, 2001, including audited consolidated financial statements, has been mailed to the shareholders, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

OTHER MATTERS

      Our Management does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

ANNUAL REPORT ON FORM 10-K

      A copy of our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), is included in the Annual Report; copies of the Annual Report on Form 10-K and other published reports are available for free to our shareholders by visiting our website at www.westcorpinc.com. An additional hard copy will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Guy Du Bose, Esq., Westcorp, 23 Pasteur, Irvine, California 92618. If Exhibit copies are requested, a copying charge of $.20 per page will be made.

BY ORDER OF THE BOARD OF DIRECTORS

Guy Du Bose
Secretary

Irvine, California

April 5, 2002

      SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

APPENDIX A

AUDIT COMMITTEE CHARTER

Statement of Policy

      This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter annually and obtain the approval of the Board of Directors. The Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to Westcorp’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of Westcorp’s financial statements, and the compliance programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of Westcorp. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of Westcorp and the power to retain outside counsel, or other experts for this purpose.

Organization

      The Audit Committee shall be appointed by the Board of Directors and shall comprise of at least three directors, each of whom are independent of management and Westcorp. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and Westcorp. All Committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise. Members shall be appointed for a one year term of office. The chair of the Committee shall be nominated by the Board from time to time. No member of the Committee may be removed except by the vote of a majority of the directors of Westcorp. The Board of Directors shall fill any vacancies occurring among the members of the Committee.

Attendance at Meetings

      The Audit Committee may invite such other persons (e.g., the CEO, CFO, and Director of Audit Services) to its meetings, as it deems necessary. The internal and independent auditors shall be invited to make presentations to the Committee as appropriate. The Committee shall hold periodic meetings throughout the year. A quorum for any meeting shall be a majority of the members. Internal audit or the independent auditors may convene a meeting if they consider it necessary. The proceedings of all meetings will be recorded in minutes taken by the secretary of the Committee who will be Westcorp’s secretary, or such other person as nominated by the Board.

Responsibilities and Processes

      The primary responsibility of the Audit Committee is to oversee Westcorp’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing Westcorp’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

A-1

      The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of Westcorp’s shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and Westcorp and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of Westcorp’s independent auditors, subject to shareholders’ approval.

•	In the event of the engagement by management or the Board of Directors of an independent accounting firm to provide non audit services when the same firm has been retained to provide audit services, the Committee shall determine whether such non audit services will, in the opinion of the Committee, adversely affect the independence of the firm in carrying out its audit assignments.

•	The Committee shall review the qualification of internal audit personnel and concur in the appointment, replacement, reassignment or dismissal of the Director of Audit Services. The Committee shall determine the compensation for the firm performing the internal audit functions of Westcorp that shall report directly to the Committee. For administrative purposes, such firm shall report to the Director of Audit Services who, in turn, reports to the Committee.

•	The Committee shall discuss with internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation and ensure no unjustified restrictions or limitations are made. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including Westcorp’s system to monitor and manage business risk, and compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations. The Committee shall ensure that significant findings and recommendations made by the internal auditors, external auditors and regulatory agencies are received and discussed on a timely basis and management responds to the recommendations.

•	The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of Westcorp’s quarterly report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

•	The Committee shall review with management and the independent auditors the financial statements to be included in Westcorp’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•	The Committee chair shall regularly update the Board about Committee activities and make appropriate recommendations. Also, the chair shall ensure the Board is aware of internal control and regulatory compliance matters which may significantly impact the financial condition or affairs of the business.

A-2

REVOCABLE VOTING INSTRUCTIONS

WESTCORP
23 PASTEUR
IRVINE, CALIFORNIA 92618

VOTING INSTRUCTIONS TO TRUSTEE
FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF WESTCORP ON MAY 2, 2002.

THE TRUSTEE SOLICITS THESE VOTING INSTRUCTIONS FROM PARTICIPANTS IN THE
WESTCORP EMPLOYEE STOCK OWNERSHIP AND SALARY SAVINGS PLAN WHO HAVE
RIGHTS IN THE COMMON STOCK.

The undersigned Participant in the Westcorp Employee Stock Ownership and Salary Savings Plan hereby instructs Sterling Trust Company, as Trustee for the Employee Stock Ownership Plan and Investors Bank & Trust, as trustee for the Salary Savings Plan, to vote all shares of Westcorp common stock allocated to the accounts of the undersigned under the 401(k) and ESOP Plan, and to act in its discretion upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on May 2, 2002, or any adjournment thereof.

IF THIS CARD IS PROPERLY EXECUTED, THE TRUSTEE WILL VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE TRUSTEE WILL VOTE FOR PROPOSALS 1 AND 2.

(Voting Card continued on reverse)

^ FOLD AND DETACH HERE ^

Please mark your votes as indicated in this example	[X]

		FOR	WITHHOLD AUTHORITY to vote for all nominees listed below
1.	ELECTION OF DIRECTORS	[ ]	[ ]

Nominee:	01 Thomas A. Wolfe to serve as Class I Director of Westcorp

Nominees:	02 Ernst S. Rady, 03 James R. Dowlan and 04 Judith M. Bardwick to serve as Class II Directors of Westcorp

WITHHOLD AUTHORITY to vote for any individual nominee. Write the name of such nominee below.

		FOR	AGAINST	ABSTAIN
2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP, AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF WESTCORP FOR FISCAL YEAR 2002.	[ ]	[ ]	[ ]

3.	OTHER BUSINESS. In accordance with the recommendation of Westcorp’s Board of Directors, the Proxy is authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.

I expect to attend the Meeting. [ ]

Signature	Dated:	, 2002

Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

^ FOLD AND DETACH HERE ^

REVOCABLE PROXY

WESTCORP
23 PASTEUR
IRVINE, CALIFORNIA 92618

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF THE SHAREHOLDERS OF WESTCORP ON MAY 2, 2002.

     The undersigned appoints Ernest S. Rady (and in his absence or inability to serve, Thomas A. Wolfe as alternate proxy) with the power to appoint his substitute, as proxy and hereby authorizes him and his alternate to represent and to vote all of the shares of Common Stock held of record by and standing in the name of the undersigned on March 13, 2002, at the Annual Meeting of Shareholders of WESTCORP, to be held May 2, 2002, or any adjournment thereof, in accordance with the instructions below and IN FAVOR OF ANY PROPOSAL AS TO WHICH NO INSTRUCTION IS INDICATED.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF WESTCORP AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY BEING PRESENT AT THE ANNUAL MEETING AND ELECTING TO VOTE IN PERSON.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

(Proxy continued on reverse)

^ FOLD AND DETACH HERE ^

Please mark your votes as indicated in this example	[X]

		FOR	WITHHOLD AUTHORITY to vote for all nominees listed below
1.	ELECTION OF DIRECTORS	[ ]	[ ]

Nominee:	01 Thomas A. Wolfe to serve as Class I Director of Westcorp

Nominees:	02 Ernst S. Rady, 03 James R. Dowlan and 04 Judith M. Bardwick to serve as Class II Directors of Westcorp

WITHHOLD AUTHORITY to vote for any individual nominee. Write the name of such nominee below.

		FOR	AGAINST	ABSTAIN
2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP, AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF WESTCORP FOR FISCAL YEAR 2002.	[ ]	[ ]	[ ]

3.	OTHER BUSINESS. In accordance with the recommendation of Westcorp’s Board of Directors, the Proxy is authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.

I expect to attend the Meeting. [ ]

Dated:	, 2002

Signature

Signature

Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

^ FOLD AND DETACH HERE ^